SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------


                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                   May 3, 2004



                               POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                      1-7852                  94-0777139
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


               1500 S.W. First Avenue
                  Portland, Oregon                            97201
       (Address of principal executive offices)             (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report.)



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              The press release attached to this Form 8-K/A is identical to the press release attached to the original Form 8-K submitted on May 3, 2004. This Form 8-K/A is submitted solely for the purpose of reflecting that the press release is furnished under Item 12 rather than under Item 2 as incorrectly shown in the original 8-K.



Item 12.      Results of Operations and Financial Condition

              On May 3, 2004, Pope & Talbot, Inc. issued its press release announcing its financial results for the first quarter of 2004. A copy of the release is attached hereto as Exhibit 99.1.

              Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 7, 2004.

                                        POPE & TALBOT, INC.
                                        -----------------------------------
                                        Registrant



                                    By: /s/ Richard K. Atkinson
                                        -----------------------------------
                                        Name:   Richard K. Atkinson
                                        Title:  Vice President and
                                                Chief Financial Officer

















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Exhibit         Description
-------         -----------
99.1            Press release issued by Pope & Talbot, Inc. dated May 3, 2004, announcing first quarter 2004 financial results.